Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

FIXED INCOME


[ARTWORK]

Annual Report
2001


DELAWARE
Limited-Term Government Fund

[GRAPHIC] POWERED BY RESEARCH.(SM)

A Commitment
   to Our Investors

Experience

o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.


Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(c)Delaware Distributors, L.P.


Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summary                                             6

Financial Statements:

        Statement of Net Assets                                 8

        Statement of Operations                                11

        Statements of Changes in Net Assets                    12

        Financial Highlights                                   13

        Notes to Financial Statements                          17

Report of Independent Auditors                                 21

Trustees and Officers                                          22

Letter                                     Delaware Limited-Term Government Fund
   to Shareholder                          January 14, 2002


Recap of Events

As the new year begins, U.S. stocks are coming off their best quarterly performance in two years. Autumn of 2001 was a time of recovery for equities, as newfound optimism helped turn many investors into buyers.

However, poor performance by equities during most of 2001 made bond investors the year's real winners. In the U.S., bonds outperformed stocks for the second consecutive year, a phenomenon that had previously occurred only three other times according to Dow Jones. Treasury securities generally fared well during 2001, as investors sought their relative safety when stocks fell. Although longer-term interest rates ended the year close to where they started, short-term rates declined considerably during 2001, creating an ideal climate for demand in the bond markets.

Delaware Limited-Term Government Fund returned +8.16% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended December 31, 2001, beating the +7.16% gain made by the Lipper Short-Intermediate Government Funds Average over the same year. Returns trailed the +8.30% gain made by the Merrill Lynch 1-3 Year Government Bond Index during the year.

Looking ahead, the foremost question for fixed-income investors these days involves the outlook for the U.S. economy. A survey of 55 professional economists conducted by The Wall Street Journal this month revealed that they expected an average annual GDP growth rate in the first quarter of 2002 of +0.9% and +2.4% during the second quarter. By historical standards, such a recovery would be somewhat weak. In the five recessions since 1970, the economy has grown at an average annual rate of +5% in the nine months after the economy reaches a trough. Counting the nine economic recoveries since the end of World War II, the average annual growth rate is +7% (Source: The Wall Street Journal). In addition to predicting slower-than-normal acceleration, some economists surveyed think the current road to recovery is fraught with potential setbacks.

Outlook

More than four months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak.

The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing of a recovery remains open for debate, and the Federal Reserve remains inclined to cut interest rates further.

Total Return

For the period ended December 31, 2001                                  One Year
Delaware Limited-Term Government Fund - Class A Shares                   +8.16%
Merrill Lynch 1-3 Year Government Bond Index                             +8.30%
Lipper Short-Intermediate Government Funds Average (93 funds)            +7.16%

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on pages 6 and 7, respectively. For U.S. Treasury securities, interest and principal repayment at maturity are guaranteed by the U.S. government, unlike mutual fund dividends and share values, which are not guaranteed. The Lipper Short-Intermediate Government Funds Average represents the average return of short-intermediate government funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

In the current low interest rate environment, we think Delaware Limited-Term Government Fund is an attractive vehicle for investors with intermediate or long-term financial goals who may feel disheartened by low yields on conventional money market accounts. Because Delaware Limited-Term Government Fund does not seek to maintain a stable share value, and may be subject to greater risk through market fluctuation than most money market funds, it also can offer shareholders higher yields. For more information on whether Delaware Limited-Term Government Fund is a suitable vehicle for you, please contact your financial advisor.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,


/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware Limited-Term Government Fund
  Management Review                       January 14, 2002


Fund Managers
Paul Grillo, Jr.
Senior Portfolio Manager

Stephen R. Cianci
Portfolio Manager

The Fund's Results

The Fund and its peer group, the Lipper Short-Intermediate Government Funds Average, experienced a second consecutive year of above average total returns in 2001. Poor performance in the stock market and the onset of a recession allowed bonds and other fixed-income investments to outperform equities on the year.

Interest rates declined throughout the year as the Federal Reserve attempted to spark an economy that fell into its first recession in a decade. This backdrop often created a challenging environment for investors seeking income. However, your Fund was able to a maintain a competitive rate of income despite declining interest rates. It's 30-day SEC yield as of December 31, 2001 was 4.22% (Class A shares).

A struggling stock market and aggressive interest rate cuts typically boost demand in our markets, and the climate during much of 2001 often allowed the Fund to benefit from price gains on individual holdings. For the fiscal year ended December 31, 2001, your Fund posted a gain of +8.16% (Class A shares at net asset value with distributions reinvested), beating the average fund in its Lipper peer group by a full percentage point.

While 2001 produced an excellent climate for demand in the fixed-income markets, volatility played a significant role in the year for nearly all investors. September 11 brought a dramatic flight to quality in the fixed-income markets as investors sought greater safety. Late in the year, bond prices often fell when the stock market rallied and hopes for an economic recovery began to emerge.

Portfolio Highlights

In managing Delaware Limited-Term Government Fund, we seek to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

During a year when many stocks declined, the investments in your Fund produced attractive returns while we worked to minimize price volatility.

During the first half of fiscal 2001, we sought to minimize the effect of changing interest rates by taking a "neutral position" with regard to the Fund's duration. Duration is an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

During the first half of the year, we increased our holdings in non-Treasury issues, such as mortgage-backed securities, which were performing well at that time. With the economy weakening, corporate credit became a concern for investors and the Fund benefited from its highly-rated corporate bond holdings as well. Investment-grade corporate bonds often performed well throughout the year as investors sought issues of the highest credit qualities.

In August, the Fed continued its series of interest rate cuts and warned about further economic weakness. Treasury issues had begun to rally in August and refinancing concerns were causing investors to demand more of a premium from mortgage securities.

At that time, we anticipated interest rates continuing to decline throughout the rest of 2001 and expected money market fund rates to become very unattractive. As a result, we held significant weightings in the high-quality parts of the market that we felt would benefit. We also maintained the Fund's neutral duration.

This positioning generally benefited the Fund in the coming months, as investors sought high-quality issues in the wake of September 11 and Treasury yields declined sharply.

In an effort to decrease risk in a volatile environment, we decreased the Fund's duration after September 11 so that it was slightly below the peer group average. We also purchased high-quality corporate bonds that we felt would become attractive as demand increased for highly-rated issues.

As autumn of 2001 progressed, fixed-income markets remained extremely volatile. Interest rates fluctuated and investors struggled to get a feel for the economic outlook. As the new year begins, we remain positioned to take advantage of the high-quality "spread sectors" of the fixed-income markets, which include the various forms of non-Treasury debt. Looking ahead, we expect to focus on these sectors in the near-term future and to retain our current defensive stance with regard to interest rates.

Sector Allocation
As of December 31, 2001
----------------------------------------------------------------------
Agency Mortgage-Backed Securities                               33.89%
----------------------------------------------------------------------
U.S. Treasury Obligations                                       21.21%
----------------------------------------------------------------------
Collateralized Mortgage Obligations                             17.18%
----------------------------------------------------------------------
Asset-Backed Securities                                         12.24%
----------------------------------------------------------------------
Corporate Bonds                                                  8.48%
----------------------------------------------------------------------
Cash and Money Market Instruments                                3.35%
----------------------------------------------------------------------
Agency Obligations                                               2.62%
----------------------------------------------------------------------
Commercial Mortgage-Backed Securities                            1.03%
----------------------------------------------------------------------

Outlook

In our opinion, an economic rebound is imminent, but the timing of that recovery is still unclear. The Federal Reserve may yet be inclined to cut interest rates further and, as a result, we feel our markets may have further upside potential with regard to total return.

We believe the Fund is well-positioned as we enter 2002. We have remained focused on high-quality parts of our markets that provide competitive yields. We think Delaware Limited-Term Government Fund has proven to be an excellent vehicle in recent years for intermediate and long-term investors searching for competitive yield. We expect that it can continue to provide competitive, stable income potential in the future.

Portfolio Characteristics

As of December 31, 2001
----------------------------------------------------------------------
Current Yield at Market Price*                               4.22%
----------------------------------------------------------------------
Average Effective Duration**                            2.19 years
----------------------------------------------------------------------
Average Effective Maturity***                           3.18 years
----------------------------------------------------------------------
Average Credit Quality                                         AAA
----------------------------------------------------------------------

* For Class A shares measured according to SEC Guidelines. For Class B,C, and Institutional Class shares, current yields as of December 31, 2001 were 3.49%, 3.49%, and 4.49%, respectively.

** Average Effective Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

*** Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

New
  at Delaware


Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

                                                            [GRAPHIC OMITTED]
                                                               DELAWARE
                                                              e:delivery
                                                          ONLINE, ALL THE TIME

Delaware
  Limited-Term Government Fund

Fund Basics
As of December 31, 2001

-------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide a high stable level of income, while attempting to minimize fluctuations in principal and provide maximum liquidity.
-------------------------------------------------------------------------------
Total Fund Net Assets:
$258.40 million
-------------------------------------------------------------------------------
Number of Holdings:
333
-------------------------------------------------------------------------------
Fund Start Date:
November 24, 1985
-------------------------------------------------------------------------------
Your Fund Managers:
Paul Grillo, Jr. joined Delaware Investments in 1993, after serving as a Mortgage Strategist and Trader at Dreyfus Corporation. He holds a bachelor's degree from North Carolina State University and an MBA from Pace University. He is a CFA charterholder.

Stephen R. Cianci joined Delaware Investments in 1992. He holds both a BS and an MBA from Widener University. He became co-manager of the Fund in January 1999. Mr. Cianci is an Adjunct Professor of Finance at Widener University and is a CFA charterholder.
-------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DTRIX
Class B DTIBX
Class C DTICX
-------------------------------------------------------------------------------
Fund Performance
Average Annual Total Returns

Through December 31, 2001   Lifetime   10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/24/85)
Excluding Sales Charge       +6.44%      +5.14%      +6.06%      +8.16%
Including Sales Charge       +6.26%      +4.85%      +5.47%      +5.16%
-------------------------------------------------------------------------------
Class B (Est. 5/2/94)
Excluding Sales Charge       +4.67%                  +5.17%      +7.22%
Including Sales Charge       +4.67%                  +5.17%      +5.22%
-------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge       +4.86%                  +5.16%      +7.20%
Including Sales Charge       +4.86%                  +5.16%      +6.20%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

The average annual total returns for the lifetime (since 11/24/85), 10-year, five-year, and one-year periods ended December 31, 2001 for Delaware Limited-Term Government Fund's Institutional Class were +6.57%, +5.30%, +6.23%, and +8.34%, respectively. The Institutional Class shares were first made available on June 1, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to June 1, 1992 for Delaware Limited-Term Government Fund is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware Limited-Term Government Fund during the lifetime and one-year periods. Performance would have been lower had the expense limitation not been in effect.

Nasdaq Institutional Class symbol: DTINX

[CHART OMITTED]


Delaware
Limited-Term Government Fund

Performance of a $10,000 Investment
December 31, 1991 through December 31, 2001


                                 [LINE GRAPH]

                         Delaware Limited-Term
                            Government Fund -       Merrill Lynch 1-3 Year
                             Class A Shares            Government Index

         12/31/91                 $9,729                 $10,000
         12/31/92                $10,276                 $10,630
         12/31/93                $10,822                 $11,205
         12/31/94                $10,619                 $11,269
         12/31/95                $11,544                 $12,508
         12/31/96                $11,970                 $13,131
         12/31/97                $12,576                 $14,005
         12/31/98                $13,516                 $14,985
         12/31/99                $13,659                 $15,444
         12/31/00                $14,835                 $16,679
         12/31/01                $16,045                 $18,063

Chart assumes $10,000 invested on December 31, 1991 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Merrill Lynch 1-3 Year Government Bond Index is an unmanaged composite that generally tracks the market for U.S. Treasury securities with maturities of one to three years. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                  Delaware Limited-Term Government Fund
    of Net Assets                          December 31, 2001

                                                      Principal         Market
                                                        Amount          Value
Agency Mortgage-Backed Securities - 33.89%

  Fannie Mae
    6.50% 4/1/16 to 1/1/30                          $ 2,152,096      $ 2,196,483
    7.00% 12/1/31                                     5,025,000        5,127,069
    7.50% 12/1/30                                     2,525,252        2,609,690
    8.00% 7/1/02 to 7/1/23                              797,229          836,272
    8.50% 8/1/07 to 8/1/17                            3,106,831        3,331,012
    9.00% 8/1/04 to 5/1/10                            2,039,617        2,209,725
    9.25% 7/1/09 to 3/1/20                              698,724          771,314
    10.00% 1/1/19 to 10/1/30                          1,155,333        1,277,589
    10.50% 6/1/30                                       502,845          555,172
    11.00% 8/1/10 to 8/1/20                           2,941,954        3,339,223
    12.50% 2/1/11                                        34,953           39,814
    13.00% 7/1/15                                       144,258          164,274

  Fannie Mae Multi Pool
    6.00% 12/1/16                                     6,000,599        6,021,225
    6.50% 9/1/16                                      4,893,641        4,994,571
    8.50% 12/1/07                                       322,653          338,887

  Fannie Mae TBA
     6.50% 1/1/30                                     8,195,000        8,197,561

  Freddie Mac
     5.50% 7/15/06                                    7,120,000        7,324,500
     6.50% 7/1/31                                     3,440,743        3,450,420
     8.00% 5/1/05 to 7/1/11                           6,114,737        6,435,186
     8.50% 12/1/08 to 11/1/10                         1,468,103        1,557,441
     8.75% 5/1/10                                       299,801          324,160
     9.00% 6/1/09                                       255,678          275,014
     9.50% 11/1/05                                      445,193          470,792
     9.75% 12/1/08                                       94,605          102,587
     11.00% 9/1/10 to 6/1/20                            642,605          731,210
     11.50% 4/1/11 to 3/1/16                          1,936,770        2,210,752

  Freddie Mac Gold
     6.50% 6/1/11                                       398,828          410,294
     8.00% 1/17/09                                    2,164,805        2,295,032
     9.00% 8/1/11                                       339,347          360,132

  GNMA
     7.625% 2/15/22                                   1,716,418        1,810,284
     8.00% 6/15/30                                      659,715          690,639
     9.00% 11/15/06 to 2/15/17                          807,692          847,267
     10.50% 11/15/15                                    115,725          131,456
     11.00% 7/15/10                                      35,444           39,697

  GNMA I GPM
     11.50% 4/15/10 to 4/15/13                           66,498           75,084
     12.00% 10/15/10                                     29,642           33,680
     12.25% 9/15/13 to 2/15/14                           73,225           84,284

  GNMA I S.F
     7.50% 8/15/31                                    8,999,999        9,312,186
     9.00% 10/15/09 to 12/15/17                         689,475          750,715
     9.50% 6/15/16 to 11/15/17                          497,452          554,783
     11.00% 12/15/09 to 5/15/20                       1,303,871        1,503,810
     11.50% 7/15/15                                      21,306           24,814
     12.50% 12/15/10                                     26,678           31,071

                                                      Principal         Market
                                                        Amount          Value
Agency Mortgage-Backed Securities (continued)

  GNMA II
     9.50% 11/20/20 to 11/20/21                     $ 1,226,217      $ 1,366,820
     10.50% 6/20/20                                      66,077           75,699
     12.00% 4/20/14 to 1/20/16                          326,384          381,598
     12.50% 10/20/13 to 1/20/14                         300,322          352,405

  GNMA II Jumbo
     11.50% 12/20/17 to 10/20/18                        128,512          148,818
     12.00% 6/20/15 to 7/20/15                           87,156          102,055

  GNMA II S.F
     9.75% 11/20/16 to 12/20/17                         145,650          162,259
     11.00% 9/20/15 to 10/20/15                         421,738          486,272
     12.00% 5/20/14 to 5/20/16                          536,016          627,500
                                                                     -----------
Total Agency Mortgage-Backed Securities
  (cost $83,806,655)                                                  87,550,597
                                                                     -----------

Agency Obligations - 2.62%

  Federal Home Loan Bank
     3.875% 12/15/04                                  5,000,000        4,990,345
     5.625% 11/15/11                                    375,000          371,466
  Freddie Mac
     5.875% 3/21/11                                   1,425,000        1,418,404
                                                                     -----------

Total Agency Obligations (cost $6,795,968)                             6,780,215
                                                                     -----------
Asset-Backed Securities - 12.24%
  Centex Home Equity 6.41% 2/25/30                    1,200,000        1,210,972
  Citibank Credit Cards Issuance Trust
    Series 01-A8 4.10% 12/7/06                        1,875,000        1,859,625
  DVI Receivables Series 2001-1
    Class A4 5.808% 4/11/09                           2,000,000        2,047,500
  Freddie Mac Structured Pass Through
    Securities Series 2043
    Class VB 6.50% 1/25/15                            6,265,000        6,517,604
  Freddie Mac Structured Pass Through
    Securities Series T-11 A6
    6.50% 9/25/18                                     2,475,000        2,568,555
  Peoplefirst.com Auto Receivable
    Trust Series 2000-2 A4
    6.43% 9/15/07                                     3,000,000        3,142,592
  Residential Asset Securities Series
    2000-KS4 Class AI3 7.355% 1/25/26                 4,280,000        4,423,634
  Sallie Mae Student Loan Trust
    97-1 A2 3.583% 1/25/10                            5,350,000        5,342,692
  Sallie Mae Student Loan Trust
    Series 98-1 A1 3.723% 1/25/07                     4,506,255        4,516,817
                                                                     -----------

Total Asset-Backed Securities
  (cost $31,097,827)                                                  31,629,991
                                                                     -----------

Statement                                  Delaware Limited-Term Government Fund
    of Net Assets (continued)

                                                      Principal         Market
                                                        Amount          Value

Collateralized Mortgage Obligations - 17.18%
  Fannie Mae 1998-W3
    6.50% 7/25/28                                   $ 3,487,000      $ 3,626,619
  Fannie Mae 46 2
    11.00% 12/9/03                                      444,781          466,479
  Fannie Mae Pool 124033
    8.00% 12/1/03                                     1,651,294        1,738,503
  Fannie Mae
    Whole Loan Series 98-W3 A2
    6.50% 7/25/28                                       334,469          337,596
  Freddie Mac 69 Class F
    9.00% 12/15/05                                      242,487          249,947
  Freddie Mac Series 1468
    Class HA 5.00% 2/15/21                            5,170,000        5,234,005
  Freddie Mac Series 2303
    Class CW 8.50% 11/15/24                          10,170,000       11,050,926
  Freddie Mac Series 2312
    IRP 6.50% 2/15/25-00                             10,159,000       10,558,858
  GNMA Series 98-9
    Class B 6.85% 12/20/25                            5,926,721        6,153,477
  Investor GNMA
    Trust Series 84-F5
    10.875% 10/25/13                                     46,548           48,787
  Residential Funding Mortgage
    Security Series
    1999-S10 A1 6.25% 4/25/14                         4,775,851        4,920,619
                                                                     -----------
Total Collateralized Mortgage Obligations
     (cost $42,643,591)                                               44,385,816
                                                                     -----------

Commercial Mortgage-Backed Securities - 1.03%
  Comm Series 01 - C3 A2
    6.365% 12/15/28                                   2,633,000        2,669,906
                                                                     -----------
Total Commercial Mortgage-
  Backed Securities (cost $2,697,000)                                  2,669,906
                                                                     -----------
Corporate Bonds - 8.48%
Aerospace & Defense - 0.76%
  Honeywell International 5.125% 11/1/06              2,000,000        1,975,152
                                                                     -----------
                                                                       1,975,152
                                                                     -----------
Banking, Finance & Insurance - 4.75%
  Allstate 5.375% 12/1/06                             2,000,000        1,999,450
  BB&T 6.50% 8/1/11                                   1,900,000        1,922,127
  Boeing Capital 6.50% 2/15/12                        1,000,000          996,958
  Credit Swiss First Boston
    USA 5.875% 8/1/06-00                              1,000,000        1,018,279
  First Bank National Association
    7.30% 8/15/05                                       595,000          637,603

                                                      Principal         Market
                                                        Amount          Value

Corporate Bonds (continued)
Banking, Finance & Insurance - (continued)
  Ford Motor Credit 6.875% 2/1/06                   $ 1,000,000      $ 1,002,319
  John Hancock 5.625% 12/1/08                           615,000          607,263
  Morgan Stanley Dean Witter
    6.75% 4/15/11                                     3,000,000        3,074,475
  US Bank National Association
    6.375% 8/1/11                                     1,000,000        1,010,513
                                                                     -----------
                                                                      12,268,987
                                                                     -----------

Cable, Media & Publishing - 0.77%
  Walt Disney 5.50% 12/29/06                          2,000,000        1,982,412
                                                                     -----------
                                                                       1,982,412
                                                                     -----------

Food, Beverage & Tobacco - 0.77%
  Heinz (H.J.) 144A 6.625% 7/15/11                    1,000,000        1,027,738
  Kraft Foods 5.625% 11/1/11                          1,000,000          971,611
                                                                     -----------
                                                                       1,999,349
                                                                     -----------

Metals & Mining - 0.38%
  Alcoa 6.00% 1/15/12                                 1,000,000          994,598
                                                                     -----------
                                                                         994,598
                                                                     -----------
Telecommunications - 1.05%
  AT&T 144A 7.30% 11/15/11                            1,000,000        1,026,576
  Cingular Wireless 144A
    5.625% 12/15/06                                     650,000          656,115
  Qwest 7.20% 11/1/04                                 1,000,000        1,020,769
                                                                     -----------
                                                                       2,703,460
                                                                     -----------
Total Corporate Bonds
  (cost $21,908,324)                                                  21,923,958
                                                                     -----------

U.S. Treasury Obligations - 21.21%
  U.S. Treasury Bonds
   *10.75% 2/15/03 to 8/15/05                        15,505,000       18,328,108
    11.625% 11/15/04                                  7,600,000        9,218,564
  U.S. Treasury Inflation Index Notes
    3.375% 4/15/32                                    3,003,390        2,964,911
    3.625% 1/15/08                                    1,099,940        1,112,315
  U.S. Treasury Notes
    2.75% 10/31/03                                       80,000           79,853
    3.50% 11/15/06                                    1,850,000        1,783,949
    5.00% 8/15/11                                     2,000,000        1,995,626
    5.75% 8/15/03                                     6,000,000        6,287,580
    7.25% 5/15/04                                     3,000,000        3,262,032
**U.S. Treasury Strip-Principal
    4.79% 8/15/07                                    12,750,000        9,760,763
                                                                     -----------
Total U.S. Treasury Obligations
  (cost $55,673,245)                                                  54,793,701
                                                                     -----------

Statement                                  Delaware Limited-Term Government Fund
    of Net Assets (continued)

                                                      Principal         Market
                                                        Amount          Value

Repurchase Agreements - 6.31%
  With BNP Paribas 1.65% 1/2/02
    (dated 12/31/01, collateralized
    by $719,000 U.S. Treasury Bills
    due 2/21/02, market value
    $717,647 and $1,406,000 U.S.
    Treasury Notes 5.50% due
    1/31/03, market value $1,488,324
    and $3,297,000 U.S. Treasury
    Notes 10.75% due 8/15/05,
    market value $4,162,802)                        $ 6,215,000    $  6,215,000
  With J.P. Morgan Chase 1.60% 1/2/02
    (dated 12/31/01, collateralized
    by $3,972,000 U.S. Treasury Notes
    3.25% due 12/31/03, market
    value $3,985,515)                                 3,885,000       3,885,000
  With UBS Warburg 1.68% 1/2/02
    (dated 12/31/01, collateralized by
    $4,797,000 U.S. Treasury Notes
    6.50% due 2/28/02, market
    value $4,942,861 and $1,330,000
    U.S. Treasury Notes 6.25% due
    7/31/02, market value
    $1,399,237)                                       6,215,000       6,215,000
                                                                   ------------

Total Repurchase Agreements
  (cost $16,315,000)                                                 16,315,000
                                                                   ------------

Total Market Value of Securities - 102.96%
  (cost $260,937,610)                                               266,049,184
Liabilities Net of Receivables
  and Other Assets - (2.96%)                                         (7,651,709)
                                                                   ------------

Net Assets Applicable to 30,028,780
  Shares Outstanding - 100.00%                                    $ 258,397,475
                                                                  =============

Net Asset Value--Delaware Limited-Term
  Government Fund Class A
  ($208,152,441 / 24,189,723 Shares)                                      $8.60
                                                                          -----

Net Asset Value--Delaware Limited-Term
  Government Fund Class B
  ($21,743,234 / 2,526,816 Shares)                                        $8.60
                                                                          -----

Net Asset Value--Delaware Limited-Term
  Government Fund Class C
  ($21,386,156 / 2,485,319 Shares)                                        $8.60
                                                                          -----

Net Asset Value--Delaware Limited-Term
  Government Fund Institutional Class
  ($7,115,644 / 826,922 Shares)                                           $8.60
                                                                          -----

Components of Net Assets at December 31, 2001:
Shares of beneficial interest
  (unlimited authorization -- no par)                             $ 402,230,882
Accumulated net realized loss on investments                       (148,940,222)
Net unrealized appreciation of investments                            5,106,815
                                                                  -------------
Total net assets                                                  $ 258,397,475
                                                                  =============

Summary of Abbreviations:
GNMA - Government National Mortgage Association
GPM - Graduate Payment Mortgage
S.F. - Single Family
TBA - To be Announced

*    Fully or partially pledged as collateral for financial futures contracts.

** Zero Coupon bond. The interest rate shown is the yield at the time of purchase.

Net Asset Value and Offering Price per Share -
     Delaware Limited-Term Government
Fund Net asset value Class A (A)                                          $8.60
Sales charge (2.75% of offering price or 2.79%
     of the amount invested per share) (B)                                 0.24
                                                                          -----
Offering price                                                            $8.84
                                                                          =====

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statement                                  Delaware Limited-Term Government Fund
    of Operations                          Year Ended December 31, 2001


Investment Income:
     Interest                                                      $ 13,711,785
                                                                   ------------

Expenses:
     Management fees                                $1,179,046
     Dividend disbursing and transfer agent
       fees and expenses                               608,066
     Distribution expense -- Class A                   312,150
     Distribution expense -- Class B                   131,320
     Distribution expense -- Class C                    82,845
     Reports and statements to shareholders            111,104
     Accounting and administration expenses            103,043
     Custodian fees                                     63,544
     Registration fees                                  60,691
     Professional fees                                  27,758
     Trustees' fees                                     12,049
     Other                                              43,293        2,734,909
                                                     ---------
     Less expenses absorbed or waived                                  (441,471)
     Less expenses paid indirectly                                       (5,659)
                                                                   ------------
     Total expenses                                                   2,287,779
                                                                   ------------
Net Investment Income                                                11,424,006
                                                                   ------------
Net Realized and Unrealized Gain (Loss) on Investments:
     Net realized gain (loss) on:
      Investments                                                     6,708,134
      Futures contracts                                                (153,446)
                                                                   ------------
     Net realized gain                                                6,554,688
     Net change in unrealized appreciation/
       depreciation of investments                                     (126,481)
                                                                   ------------
Net Realized and Unrealized Gain on Investments                       6,428,207
                                                                   ------------
Net Increase in Net Assets Resulting from Operations               $ 17,852,213
                                                                   ============

See accompanying notes

Statement                                  Delaware Limited-Term Government Fund
   of Change in Net Assets

                                                                Year Ended
                                                        12/31/01       12/31/00

Increase (Decrease) in Net Assets from
  Operations:
     Net investment income                          $ 11,424,006   $ 15,661,776
     Net realized gain (loss) on investments           6,554,688     (5,285,653)
     Net change in unrealized appreciation/
     depreciation of investments                        (126,481)     9,299,205
                                                    ------------  -------------
     Net increase in net assets resulting from
     operations                                       17,852,213     19,675,328
                                                    ------------  -------------
Dividends and Distributions to Shareholders from:
     Net investment income:
       Class A                                      (11,918,074)    (14,539,495)
       Class B                                         (628,650)       (530,106)
       Class C                                         (392,130)       (321,628)
       Institutional Class                             (354,196)       (287,659)
                                                   ------------    ------------
                                                    (13,293,050)    (15,678,888)
                                                   ------------    ------------
Capital Share Transactions:
     Proceeds from shares sold:
       Class A                                       40,977,026      34,998,438
       Class B                                       17,726,653       3,746,961
       Class C                                       21,214,250       7,709,822
       Institutional Class                            4,159,580       3,898,981
     Net asset value of shares issued upon
      reinvestment of dividends and
      distributions:
       Class A                                        8,402,692      10,148,207
       Class B                                          420,580         319,999
       Class C                                          308,790         283,582
       Institutional Class                              353,566         285,460
                                                   ------------    ------------
                                                     93,563,137      61,391,450
                                                   ------------    ------------

     Cost of shares repurchased:
       Class A                                      (54,058,306)   (103,022,764)
       Class B                                       (5,152,487)     (8,103,460)
       Class C                                       (4,675,825)    (10,195,618)
       Institutional Class                           (2,023,352)     (4,225,367)
                                                 --------------   -------------
                                                    (65,909,970)   (125,547,209)
                                                 --------------   -------------

Increase (decrease) in net assets derived
  from capital share transactions                    27,653,167     (64,155,759)
                                                 --------------   -------------
Net Increase (Decrease) in Net Assets                32,212,330     (60,159,319)
Net Assets:
     Beginning of period                            226,185,145     286,344,464
                                                 --------------   -------------
     End of period                               $  258,397,475   $ 226,185,145
                                                 ==============   =============


     See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Limited-Term Government Fund Class A

                                                                                           Year Ended
                                                             12/31/01(2)     12/31/00       12/31/99       12/31/98       12/31/97
                                                             ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period                         $    8.430     $    8.270     $    8.700     $    8.620     $    8.770

Income (loss) from investment operations:
Net investment income                                             0.423          0.522          0.519          0.540          0.601
Net realized and unrealized gain (loss) on investments            0.238          0.161         (0.429)         0.079         (0.150)
                                                             ----------     ----------     ----------     ----------     ----------
Total from investment operations                                  0.661          0.683          0.090          0.619          0.451
                                                             ----------     ----------     ----------     ----------     ----------

Less dividends and distributions from:
Net investment income                                            (0.491)        (0.523)        (0.520)        (0.539)        (0.601)
                                                             ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                                (0.491)        (0.523)        (0.520)        (0.539)        (0.601)
                                                             ----------     ----------     ----------     ----------     ----------
Net asset value, end of period                               $    8.600     $    8.430     $    8.270     $    8.700     $    8.620
                                                             ==========     ==========     ==========     ==========     ==========

Total return(1)                                                    8.16%          8.59%          1.07%          7.46%          5.23%

Ratios and supplemental data:
Net assets end of period (000 omitted)                       $  208,152     $  208,565     $  262,776     $  317,329     $  355,079
Ratio of expenses to average net assets                            0.89%          1.13%          1.00%          1.00%          0.98%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                           1.08%          1.13%          1.00%          1.01%          0.98%
Ratio of net investment income to average net assets               4.92%          6.36%          6.12%          6.32%          6.85%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                4.73%          6.36%          6.12%          6.32%          6.85%
Portfolio turnover                                                  386%           273%           175%            69%            79%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.

(2) As required, effective January 1, 200l, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
     Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets from 5.72% to 4.92%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Limited-Term Government Fund Class B

                                                                                         Year Ended
                                                            12/31/01(2)     12/31/00      12/31/99      12/31/98      12/31/97
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period                         $   8.430     $   8.270     $   8.700     $   8.620     $   8.770

Income (loss) from investment operations:
Net investment income                                            0.348         0.453         0.447         0.467         0.522
Net realized and unrealized gain (loss) on investments           0.238         0.160        (0.429)        0.079        (0.150)
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations                                 0.586         0.613         0.018         0.546         0.372
                                                             ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Net investment income                                           (0.416)       (0.453)       (0.448)       (0.466)       (0.522)
                                                             ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                               (0.416)       (0.453)       (0.448)       (0.466)       (0.522)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                               $   8.600     $   8.430     $   8.270     $   8.700     $   8.620
                                                             =========     =========     =========     =========     =========

Total return(1)                                                   7.22%         7.68%         0.22%         6.55%         4.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $  21,743     $   8,600     $  12,483     $  13,900     $  12,119
Ratio of expenses to average net assets                           1.74%         1.98%         1.85%         1.86%         1.83%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                          1.93%         1.98%         1.85%         1.86%         1.83%
Ratio of net investment income to average net assets              4.07%         5.51%         5.27%         5.47%         5.98%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly               3.88%         5.51%         5.27%         5.47%         5.98%
Portfolio turnover                                                 386%          273%          175%           69%           79%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
     (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets from 4.87% to 4.07%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware Limited-Term Government Fund Class C

                                                                                      Year Ended
                                                         12/31/01(2)     12/31/00      12/31/99      12/31/98      12/31/97
                                                         -----------    ---------     ---------     ---------     ---------
Net asset value, beginning of period                      $   8.430     $   8.270     $   8.700     $   8.620     $   8.770

Income (Loss) from investment operations:
Net investment income                                         0.347         0.453         0.447         0.467         0.524
Net realized and unrealized gain (loss) on investments        0.238         0.160        (0.431)        0.079        (0.152)
                                                          ---------     ---------     ---------     ---------     ---------
Total from investment operations                              0.585         0.613         0.016         0.546         0.372
                                                          ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Net investment income                                        (0.415)       (0.453)       (0.446)       (0.466)       (0.522)
                                                          ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                            (0.415)       (0.453)       (0.446)       (0.466)       (0.522)
                                                          ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                            $   8.600     $   8.430     $   8.270     $   8.700     $   8.620
                                                          =========     =========     =========     =========     =========
Total return(1)                                                7.20%         7.68%         0.20%         6.56%         4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                   $  21,386     $   4,506     $   6,638     $   4,932     $   3,580
Ratio of expenses to average net assets                        1.74%         1.98%         1.85%         1.86%         1.83%
Ratio of expense to average net assets prior to expense
 limitation and expense paid indirectly                        1.93%         1.98%         1.85%         1.86%         1.83%
Ratio of net investment income to average net assets           4.07%         5.51%         5.27%         5.47%         5.98%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                               3.88%         5.51%         5.27%         5.47%         5.98%
Portfolio turnover                                              386%          273%          175%           69%           79%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
     (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets from 4.87% to 4.07%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                 Delaware Limited-Term Government Fund Institutional Class

                                                                                        Year Ended
                                                             12/31/01(2)    12/31/00      12/31/99      12/31/98      12/31/97
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period                         $   8.430     $   8.270     $   8.700     $   8.620     $   8.770

Income (loss) from investment operations:
Net investment income                                            0.437         0.534         0.531         0.553         0.605
Net realized and unrealized gain (loss) on investments           0.238         0.161        (0.428)        0.079        (0.150)
                                                             ---------     ---------     ---------     ---------     ---------
Total from investment operations                                 0.675         0.695         0.103         0.632         0.455
                                                             ---------     ---------     ---------     ---------     ---------

Less dividends and distributions from:
Net investment income                                           (0.505)       (0.535)       (0.533)       (0.552)       (0.605)
                                                             ---------     ---------     ---------     ---------     ---------
Total dividends and distributions                               (0.505)       (0.535)       (0.533)       (0.552)       (0.605)
                                                             ---------     ---------     ---------     ---------     ---------
Net asset value, end of period                               $   8.600     $   8.430     $   8.270     $   8.700     $   8.620
                                                             =========     =========     =========     =========     =========

Total return(1)                                                   8.34%         8.75%         1.22%         7.62%         5.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $   7,116     $   4,514     $   4,448     $  21,201     $  32,902
Ratio of expenses to average net assets                           0.74%         0.98%         0.85%         0.86%         0.83%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                          0.93%         0.98%         0.85%         0.86%         0.83%
Ratio of net investment income to average net assets              5.07%         6.51%         6.27%         6.47%         6.98%
Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly               4.88%         6.51%         6.27%         6.47%         6.98%
Portfolio turnover                                                 386%          273%          175%           69%           79%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager for the year ended December 31, 2001.

(2) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.068, an increase in net realized and unrealized gain
     (loss) per share of $0.068, and a decrease in the ratio of net investment income to average net assets from 4.87% to 4.07%. Per share data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                      Delaware Limited-Term Government Fund
  to Financial Statements                  December 31, 2001


Delaware Group Limited-Term Government Funds (the "Trust") is organized as a Delaware business trust and offers one fund: Delaware Limited-Term Government Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 2.75%. Class B shares are sold with a contingent deferred sales charge that declines from 2% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek a high stable level of current income, while attempting to minimize fluctuations in principal and provide maximum liquidity.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principles -- As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,770,406 reduction in cost of securities and a corresponding $1,770,406 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

In addition, effective January 1, 2001, the Fund adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to January 1, 2001, such gains (losses) were included in realized gain (loss) on investments.

The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income of $1,869,045, an increase in net unrealized appreciation (depreciation) of $1,219,388 and an increase in net realized gain of $645,657. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $5,659 for the year ended December 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended December 31, 2001. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                      Delaware Limited-Term Government Fund
  to Financial Statements (continued)      December 31, 2001


2.   Investment Management, Administration Agreements and
     Other Transactions with Affiliates


In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Effective July 1, 2001, DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.60% of average daily net assets of the Fund through December 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares. The Board of Trustees has set the fee at an annual rate of 0.15% of the Class A shares' daily net assets.

For the year ended December 31, 2001, DDLP earned $32,372 for commissions on sales of the Fund's Class A shares.

At December 31, 2001, the Fund had liabilities payable to affiliates as follows:

          Investment management fees payable to DMC        $29,963

          Dividend disbursing, transfer agent fees,
            accounting and other expenses payable
            to DSC                                          23,132

          Other expenses payable to DMC and affiliates      33,679

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended December 31, 2001, the Fund made purchases of $406,299,065 and sales of $383,625,624 of investment securities other than U.S. government securities and short-term investments. For the year ended December 31, 2001, the Fund made purchases of $502,028,801 and sales of $562,975,733 of long-term U.S. government securities.

At December 31, 2001, the cost of investments for federal income tax purposes was $264,083,733. At December 31, 2001, net unrealized appreciation was $1,989,702 of which $3,882,611 related to unrealized appreciation of investments and $1,892,909 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended December 31, 2001 and 2000 were as follows:

                                            2001                 2000

          Ordinary income                $13,293,050          $15,678,888

As of December 31, 2001, the components of net assets on a tax basis were as follows:

          Paid in Capital                                   $ 402,230,882
          Capital loss carryforwards                         (145,823,109)
          Unrealized appreciation                               1,989,702
                                                            -------------
          Net assets                                        $ 258,397,475
                                                            -------------


For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: 2002-$78,570,845; 2003-$29,779,768;
2004-$16,636,244; 2005-$9,442,127; 2006 - $5,505,504 and 2008 -$5,888,621.

5. Capital Shares

Transactions in capital shares were as follows:

                                                             Year Ended
                                                     12/31/01          12/31/00

Shares sold:
  Class A                                           4,785,952         4,257,640
  Class B                                           2,058,956           454,562
  Class C                                           2,462,465           937,524
  Institutional Class                                 486,552           471,297

Shares issued upon reinvestment of
dividends and distributions:
  Class A                                             982,934         1,232,468
  Class B                                              49,072            38,875
  Class C                                              36,035            34,452
  Institutional Class                                  41,322            34,629
                                                  -----------       -----------
                                                   10,903,288         7,461,447
                                                  -----------       -----------

Shares repurchased:
  Class A                                          (6,319,088)      (12,538,103)
  Class B                                            (601,290)         (983,382)
  Class C                                            (547,742)       (1,240,434)
  Institutional Class                                (236,412)         (508,533)
                                                  -----------       -----------
                                                   (7,704,532)      (15,270,452)
                                                  -----------       -----------
Net increase (decrease)                             3,198,756        (7,809,005)
                                                  ===========       ===========

Notes                                      Delaware Limited-Term Government Fund
  to Financial Statements (continued)      December 31, 2001


6. Futures Contracts

The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker, (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at December 31, 2001 were as follows:

                                                                Unrealized
                               Notional           Expiration       Gain
Contracts to Buy/(Sell)     Cost/(Proceeds)          Date         (Loss)
---------------------------------------------------------------------------

33 U.S. 10 Year
  Agency Futures              $3,208,549          March 2002    $ 107,951

(69) U.S. 5-Year
  Treasury Note               (7,346,005)         March 2002       43,865

(138) U.S. 10-Year
  Treasury Note              (14,320,198)         March 2002     (180,826)
                                                                ---------
                                                                $ (29,010)
                                                                =========

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The "Notional Cost Amount" presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

7. Swap Agreements

During the year ended December 31, 2001, the Fund entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Fund's Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At December 31, 2001, the Fund had the following total return swap agreements outstanding:

  Notional              Expiration
   Amount                  Date             Description      Unrealized Gain
   ------                  ----             -----------      ---------------

$ 7,840,000              3/1/2002       Agreement               $24,251
                                        with Goldman Sachs
                                        Capital Markets,
                                        L.P., to receive the
                                        notional amount
                                        multiplied by the
                                        return on the 1
                                        month USD/LEHMCMBAAA
                                        Index and to pay the
                                        notional amount
                                        multiplied by 1
                                        month LIBOR adjusted
                                        by a spread of minus
                                        0.50%

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparties to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks could also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

Notes                                      Delaware Limited-Term Government Fund
  to Financial Statements (continued)      December 31, 2001


8. Credit and Market Risk

The Fund invests in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligation and can result in a loss of premium, if any has been paid.

9. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of December 31, 2001, or at any time during the period.

10. Tax Information (Unaudited)

For the fiscal year ended December 31, 2001, the Fund designates distributions paid during the year as follows:

                 (A)                   (B)
          Long-Term Capital       Ordinary Income               Total
         Gains Distributions       Distributions            Distributions
            (Tax Basis)            (Tax Basis)              (Tax Basis)
         -------------------       -------------            -------------
                 --                    100%                      100%

(A) and (B) are based on a percentage of the Fund's total distribution.

Report
  of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Limited-Term Government Funds--
Delaware Limited-Term Government Fund

We have audited the accompanying statement of net assets of Delaware Limited-Term Government Fund (the "Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Limited-Term Government Fund at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young

Philadelphia, Pennsylvania
February 4, 2002

Board of Trustees addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Following is a list of the Trustees and certain background and related information.

Trustees/Officers
                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman(1)        Chairman and Trustee   1 Year            President/Chief       87                    None
2005 Market Street                                                     Operating
Philadelphia, PA 19103                                                 Officer/Director -
                                                                       United Asset
October 29, 1948                                                       Management
                                                                       (January 1998 -
                                                                       January 2000)

                                                                       Partner/Director -
                                                                       Cooke and Bieler,
                                                                       Inc. (June 1974 -
                                                                       January 1998)
                                                                       (Investment
                                                                       Management)
-----------------------------------------------------------------------------------------------------------------------------------
David K. Downes(2)            President, Chief       9 Years -         Mr. Downes has        105                   Director/
2005 Market Street            Executive Officer,     Executive Officer served in various                           President -
Philadelphia, PA 19103        Chief Financial                          executive capacities                        Lincoln National
                              Officer and            2 Years -         at different times                          Convertible
January 8, 1940               Trustee                Trustee           at Delaware                                 Securities
                                                                       Investments                                 Fund, Inc.

                                                                                                                   Director/
                                                                                                                   President -
                                                                                                                   Lincoln National
                                                                                                                   Income Fund, Inc
------------------------------------------------------------------------------------------------------------------------------------
Trustees

Walter P. Babich              Trustee                13 Years          Board Chairman -      105                   None
460 North Gulph Road                                                   Citadel
King of Prussia, PA 19406                                              Constructors, Inc.
                                                                       (1989 - Present)
October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
John H. Durham                Trustee                23 Years(3)       Private Investor      105                  Trustee - Abington
P.O. Box 819                                                                                                      Memorial Hospital
Gwynedd Valley, PA 19437
                                                                                                                  President/
August 7, 1937                                                                                                    Director - 22 WR
                                                                                                                  Corporation
------------------------------------------------------------------------------------------------------------------------------------

(1) Executive Officer of the Fund's manager, accounting service provider and transfer agent.

(2) Executive Officer of the Fund's manager, distributor, accounting service provider and transfer agent.

(3)  Mr. Durham served as a Director Emeritus from 1995 through 1998.


                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Trustees (continued)

John A. Fry                   Trustee                1 year            Executive Vice        87                   Director -
3451 Walnut Street                                                     President -                                Sovereign Bancorp
721 Franklin Building                                                  University of
Philadelphia, PA 19104                                                 Pennsylvania (April                        Director -
                                                                       1995 - Present)                            Sovereign Bank
May 28, 1960
------------------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr              Trustee                8 Years           Founder/Managing      105                  None
500 Fifth Avenue                                                       Director - Anthony
New York, NY 10110                                                     Knerr & Associates
                                                                       (1990 - Present)
December 7, 1938                                                       (Strategic Consulting)
------------------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                  Trustee                12 Years          Treasurer/Chief       105                  Director - Recoton
785 Park Avenue                                                        Fiscal Officer -                           Corporation
New York, NY 10021                                                     National Gallery of Art
                                                                       (1994 - 1999)                              Director -
November 1, 1940                                                                                                  Systemax Inc.

                                                                                                                  Director -
                                                                                                                  Andy Warhol
                                                                                                                  Foundation
------------------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison             Trustee                6 Years           President/Chief       105                  Director -
200 South Fifth Street                                                 Executive Officer -                        Valmont
Suite 2100                                                             MLM Partners, Inc.                         Industries Inc.
Minneapolis, MN 55402                                                  (January 1993 -
                                                                       Present) (Small Business                   Director - ACI
February 25, 1936                                                      Investing and                              Telecentrics Inc.
                                                                       Consulting)
                                                                                                                  Director -
                                                                                                                  Digital River Inc.

                                                                                                                  Director -
                                                                                                                  Rimage Corporation
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans              Trustee                2 Years           Vice President/       105                  None
Building 220-13W-37                                                    Treasurer -
St. Paul, MN 55144                                                     3M Corporation
                                                                       (July 1995 -
July 31, 1948                                                          Present

                                                                       Ms. Yeomans has
                                                                       held various
                                                                       management
                                                                       positions at 3M
                                                                       Corporation
                                                                       since 1983.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Number of
                                                                       Principal             Portfolios in Fund    Other
                              Position(s) Held       Length of Time    Occupation(s)         Complex Overseen      Directorships
Name, Address and Birthdate   with Registrant        Served            During Past 5 Years   by Trustee            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Officers

William E. Dodge              Executive Vice         2 years           Executive Vice        105                   None
2005 Market Street            President and                            President and Chief
Philadelphia, PA 19103        Chief Investment                         Investment Officer--
                              Officer-- Equity                         Equity of Delaware
June 29, 1949                                                          Investment Advisers,
                                                                       a series of Delaware
                                                                       Management Business
                                                                       Trust (April 1999 -
                                                                       Present)

                                                                       President, Director
                                                                       of Marketing and
                                                                       Senior Portfolio
                                                                       Manager-- Marvin &
                                                                       Palmer Associates
                                                                       (August 1996 - April
                                                                       1999) (Investment
                                                                       Management)

Jude T. Driscoll              Executive Vice         1 Year            Executive Vice        105                   None
2005 Market Street            President and                            President and Head
Philadelphia, PA 19103        Head of                                  of Fixed-Income of
                              Fixed-Income                             Delaware Investment
March 10, 1963                                                         Advisers, a series of
                                                                       Delaware Management
                                                                       Business Trust (August
                                                                       2000 - Present)

                                                                       Senior Vice President
                                                                       and Director of Fixed-
                                                                       Income Process--
                                                                       Conseco Capital
                                                                       Management (June 1998
                                                                       - August 2000)

                                                                       Managing Director--
                                                                       NationsBanc Capital
                                                                       Markets (February 1996
                                                                       - June 1998)

Richard J. Flannery           Executive Vice         5 Years           Mr. Flannery has      105                   None
2005 Market Street            President, General                       served in various
Philadelphia, PA 19103        Counsel and Chief                        executive capacities
                              Administrative                           at different tiimes at
September 30, 1957            Officer                                  Delaware Investments.



Richelle S. Maestro           Senior Vice            9 Years           Ms. Maestro has       105                   None
2005 Market Street            President, Deputy                        served in various
Philadelphia, PA 19103        General Counsel                          executive capacities
                              and Secretary                            at different times at
November 26, 1957                                                      Delaware Investments.


Michael P. Bishof             Senior Vice            6 Years           Mr. Bishof has        105                   None
2005 Market Street            President and                            served in various
Philadelphia, PA 19103        Treasurer                                executive capacities
                                                                       at different times at
August 18, 1962                                                        Delaware Investments.


----------------
The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800 523-1918.

Delaware Investments
   Family of Funds

-------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------


Growth-Equity Group

Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group

Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group

(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)


Blend Mutual Funds

Delaware Balanced Fund
Delaware Core Equity Fund
  (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
  Delaware Balanced Portfolio
  Delaware Growth Portfolio
  Delaware Income Portfolio


Fixed Income Group

Corporate and Government

Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund


Money Market

Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund


Municipal (National Tax-Exempt)

Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund


Municipal (State-Specific Tax-Exempt)

Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Minnesota Insured Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Limited-Term Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Limited-Term Government Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA
Contact Information


Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and
Financial Institutions
Representatives Only
800 362-7500

Financial Institutions
Representatives Only
Website
www.delawareinvestments.com


(5589)                                                        Printed in the USA
AR-022 [12/01] CG 2/02                                                     J7833